ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:        JULY 1, 2002 - JULY 31, 2002
                          ----------------------------

SETTLEMENT DATE:                    15-AUG-02
                               -------------------

A.   SERIES INFORMATION:

     ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC

     SERIES 2000-1

I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)  Beginning Aggregate Contract Principal Balance ..................................................$ 111,529,654.87
                                                                                                            ----------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts ............................$   7,437,669.97
                                                                                                            ----------------
     (c.)  Contract Principal Balance of Charged-Off Contracts .............................................$     781,423.58
                                                                                                            ----------------
     (d.)  Ending Aggregate Contract Principal Balance of all Contracts as of
           this Settlement Date ............................................................................$ 103,310,561.32
                                                                                                            ----------------


           BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
           THIS RELATED COLLECTION PERIOD)

     (e.)  Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)                         0.1571600                          $  51,733,463.83
                                                                         ----------                         ----------------
     (e1.) Ending Class A-1 Principal Balance                            0.0000000        $              -
                                                                         ----------       ----------------
     (e2.) Ending Class A-2 Principal Balance                            0.0000000        $              -
                                                                         ----------       ----------------
     (e3.) Ending Class A-3 Principal Balance                            0.6113405        $  51,733,463.83
                                                                         ----------       ----------------
     (f.)  Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)                         0.2099805                          $   5,924,599.84
                                                                         ----------                         ----------------
     (g.)  Ending Class C Principal Balance as of this
           Settlement Date (Class C Note Factor)                         0.2097507                          $   3,945,410.92
                                                                         ----------                         ----------------
     (h.)  Ending Class D Principal Balance as of this
           Settlement Date (Class D Note Factor)                         0.2094286                          $   1,969,675.62
                                                                         ----------                         ----------------
     (i.)  Ending Class E Principal Balance as of this
           Settlement Date (Class E Note Factor)                         0.4164267                          $   9,791,023.76
                                                                         ----------                         ----------------
     (j.)  Ending Class F Principal Balance as of this
           Settlement Date (Class F Note Factor)                         0.2196915                          $  13,430,735.93
                                                                         ----------                         ----------------
     (k.)  Excess Aggregate Contract Principal Balance over the sum of the Class A
           through F Principal Balances                                                                     $  16,515,651.42
                                                                                                            ----------------


II.  COMPLIANCE RATIOS:

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ...................................$ 113,080,596.17
                                                                                                            ----------------
     (b.)  CBR of Contracts 1 - 30 days delinquent .........................................................$  13,676,606.81
                                                                                                            ----------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date ........................           12.09%
                                                                                                            ----------------
     (d.)  CBR of Contracts 31 - 60 days delinquent ........................................................$   3,826,721.78
                                                                                                            ----------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date .......................            3.38%
                                                                                                            ----------------
     (f.)  CBR of Contracts 61 - 90 days delinquent ........................................................$   1,870,724.22
                                                                                                            ----------------
     (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date .......................            1.65%
                                                                                                            ----------------
     (h.)  CBR of Contracts > 91 days delinquent ...........................................................$   1,709,939.55
                                                                                                            ----------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .........................            1.51%
                                                                                                            ----------------
     (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date ....................            6.55%
                                                                                                            ----------------
     (j2.) Month 2:                   Jun-02 ...............................................................            6.85%
                                      -------                                                               ----------------
     (j3.) Month 3:                   May-02 ...............................................................            6.49%
                                      -------                                                               ----------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days or more ...........................            6.63%
                                                                                                            ----------------
     (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) ..........................            4.41%
                                                                                                            ----------------
     (k2.) Month 2:                   Jun-02 ...............................................................            2.32%
                                      -------                                                               ----------------
     (k3.) Month 3:                   May-02 ...............................................................            2.81%
                                      -------                                                               ----------------
     (k4.) Three month rolling average % for Defaulted Contracts ...........................................            3.18%
                                                                                                            ----------------

     (l1.) Cumulative Net Loss Percentage ..................................................................          7.1315%
                                                                                                            ----------------
     (l2.) Does the Cumulative Net Loss % exceed ..........................................................

     (l3.) The Loss Trigger Level % from Beginning Period to and including 12th
           Collection Period? Y or N .......................................................................             N/A
                                                                                                            ----------------
     (l4.) The Loss Trigger Level % from 13th Collection Period to and including
           24th Collection Period? Y or N ..................................................................             N/A
                                                                                                            ----------------
     (l5.) The Loss Trigger Level % from 25th Collection Period and thereafter? Y or N .....................              NO
                                                                                                            ----------------

     (m5.) Is there currently a Trigger Event which has not been cured for this
           payment date...Y or N ...........................................................................              NO
                                                                                                            ----------------
     (m5.) Is there currently an Event of Default for this payment date..Y or N ............................              NO
                                                                                                            ----------------



III. FLOW OF FUNDS:

     (1.)  The amount on deposit in Available Funds ........................................................$   9,124,893.71
                                                                                                            ----------------
     (2.)  Amounts deposited, if any, by the Servicer to the Collection Account
           for contracts repurchased .......................................................................$              -
                                                                                                            ----------------
     (3.)  Total deposits in the Collection Account to be used as available
           funds on this Payment Date (1+2) ................................................................$   9,124,893.71
                                                                                                            ----------------
     (4.)  Funds to the servicer, any Excluded Amounts-Residual Receipts ...................................$     376,335.82
                                                                                                            ----------------
     (a.)  To the Trustee, trustee fees and expenses subject to an annual limit ............................               -
                                                                                                            ----------------
     (b.)  To the Servicer, any unrecoverable servicer advances / initial unpaid
           balance amounts .................................................................................$     131,353.27
                                                                                                            ----------------
     (c.)  To the Servicer, the servicing fee then due and miscellaneous amounts, if any ...................$      92,941.38
                                                                                                            ----------------


           TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

     (d.)  To Class A, the total Class A Note Interest for the related interest
           accrual period ..................................................................................$     355,176.49
                                                                                                            ----------------
                              Interest on Class A-1 Notes ................................$              -
                                                                                          ----------------
                              Interest on Class A-2 Notes ................................$              -
                                                                                          ----------------
                              Interest on Class A-3 Notes ................................$     355,176.49
                                                                                          ----------------
     (e.)  Interest on Class B Notes for the related interest accrual period ...............................$      40,481.34
                                                                                                            ----------------
     (f.)  Interest on Class C Notes for the related interest accrual period ...............................$      27,406.07
                                                                                                            ----------------
     (g.)  Interest on Class D Notes for the related interest accrual period ...............................$      19,848.84
                                                                                                            ----------------


           CLASS E INTEREST:

     (h1.) After the Class E Notes Interest Commencement Date, then Interest on
           Class E Notes for the related interest accrual period to be paid to
           the Class E Noteholder ..........................................................................               -
                                                                                                            ----------------
     (h2.) Prior to the Class E Notes Interest Commencement Date, then amount in
           (h1) from above to be paid as additional principal pro rata among the
           Class A, Class B, Class C and Class D Notes ...................................$      87,222.81
                                                                                          ----------------


                                                                                          ----------------

           TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

     (i1.) Class A percentage ............................................................        0.699999
                                                                                          ----------------
     (i2.) To Class A, amount from reserve account, if any ...............................
                                                                                          ----------------
     (i3.) To Class A, the Class A overdue principal, if any .............................               -
                                                                                          ----------------
     (i4.) To Class A, the Class A monthly principal payment amount ......................$   5,753,357.27
                                                                                          ----------------
     (i5.) To Class A, the additional principal, if any, allocable from Class E
           interest amount ...............................................................$      70,476.24
                                                                                          ----------------
     (i6.) To Class A, the additional principal, if any, allocable from Class
           F floor amount ................................................................               -
                                                                                          ----------------
     (i7.) Total principal payment to Class A  (i2-i6) ...................................$   5,823,833.51
                                                                                          ----------------
     (i8.)                    Principal payment to Class A-1 Noteholders ...................................$              -
                                                                                                            ----------------
     (i9.)                    Principal payment to Class A-2 Noteholders ...................................$              -
                                                                                                            ----------------
     (i10.)                   Principal payment to Class A-3 Noteholders ...................................$   5,823,833.51
                                                                                                            ----------------
     (j1.) Class B percentage ............................................................       0.0599996
                                                                                          ----------------
     (j2.) To Class B, amount from reserve account, if any ...............................               -
                                                                                          ----------------
     (j3.) To Class B, the Class B overdue principal, if any .............................
                                                                                          ----------------
     (j4.) To Class B, the Class B monthly principal payment amount ......................$     493,142.33
                                                                                          ----------------
     (j5.) To Class B, the additional principal, if any, allocable from Class E
           interest amount ...............................................................$       7,867.86
                                                                                          ----------------
     (j6.) To Class B, the additional principal, if any, allocable from Class F
           floor amount ..................................................................               -
                                                                                          ----------------
     (j7.) Total principal payment to Class B Noteholders (j2-j6) ..........................................$     501,010.19
                                                                                                            ----------------
     (k1.) Class C percentage ............................................................       0.0399997
                                                                                          ----------------
     (j2.) To Class C, amount from reserve account, if any ...............................               -
                                                                                          ----------------
     (k3.) To Class C, the Class C overdue principal, if any .............................            0.00
                                                                                          ----------------
     (k4.) To Class C, the Class C monthly principal payment amount ......................$     328,761.28
                                                                                          ----------------
     (k5.) To Class C, the additional principal, if any, allocable from Class E
           interest amount ...............................................................$       5,239.94
                                                                                          ----------------
     (k6.) To Class C, the additional principal, if any, allocable from Class F
           floor amount ..................................................................               -
                                                                                          ----------------

     (k7.) Total principal payment to Class C Noteholders (k2-k6) ..........................................$     334,001.22
                                                                                                            ----------------
     (l1.) Class D percentage ............................................................       0.0199999
                                                                                          ----------------
     (l2.) To Class D, amount from reserve account, if any ...............................               -
                                                                                          ----------------
     (l3.) To Class D, the Class D overdue principal, if any .............................      834,058.51
                                                                                          ----------------
     (l4.) To Class D, the Class D monthly principal payment amount ......................$     164,381.05
                                                                                          ----------------
     (l5.) To Class D, the additional principal, if any, allocable from Class E
           interest amount ...............................................................$       3,638.77
                                                                                          ----------------
     (l6.) To Class D, the additional principal, if any, allocable from Class F
           floor amount ..................................................................               -
                                                                                          ----------------
     (l7.) Total principal payment to Class D Noteholders (l2-l6) ..........................................$   1,002,078.33
                                                                                                            ----------------
     (m1.) Class E percentage ............................................................       0.0499986
                                                                                          ----------------
     (m2.) To Class E, amount from reserve account, if any ...............................
                                                                                          ----------------
     (m3.) To Class E, the Class E overdue principal, if any .............................        9,484.08
                                                                                          ----------------
     (m4.) To Class E, the Class E monthly principal payment amount ......................$     410,943.17
                                                                                          ----------------  ----------------
     (m5.) To Class E, the additional principal, if any, allocable from Class F
           floor amount ..................................................................               -
                                                                                          ----------------
     (m6.) Total principal payment to Class E Noteholders (m2-m5) ..........................................$     420,427.25
                                                                                                            ----------------



           TO THE RESERVE ACCOUNT:

       (4.)The amount, if any, needed to maintain the amount in the reserve account
           at the required reserve amount ..................................................................$              -
                                                                                                            ----------------



           CLASS F PAYMENTS:
     (n1.) Sub-Total of funds disbursed through the Reserve Account ......................$   9,124,893.71
                                                                                          ----------------
     (n2.) Funds available to be paid to Class F .........................................$              -
                                                                                          ----------------
     (n3.) Class F percentage ............................................................       0.1300032
                                                                                          ----------------
     (n4.) Class F floor amount ..........................................................$   9,405,070.31
                                                                                          ----------------
     (n5.) Class F principal balance before payment of principal on this payment date ....$  14,499,244.39
                                                                                          ----------------
     (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.) If principal balance (n5) is greater than Class F floor (n4) then to
           Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced
           to the Class F floor amount  and (b) funds available ............................................$              -
                                                                                                            ----------------
     (n8.) If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .........................................................................
                                                                                                            ----------------

           TO THE TRUSTEE:
     (7.)  To the Trustee, any fees and expenses not previously paid subject to a limit ......................................................................................
                                                                                                            ----------------

           TO THE ISSUERS:
     (8.)  To the issuers, as owner of the pledged assets, any remaining available
           funds on deposit in the collection account after all payments are made above ....................$              -
                                                                                                            ----------------




IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the
           Collection Period ...............................................................................$  2,447,754.32
                                                                                                            ----------------
     (b.)  Servicer Advances reimbursed during the Collection Period .......................................$      79,496.34
                                                                                                            ----------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date .................................................................................$     131,353.27
                                                                                                            ----------------
     (d.)  Servicer Advances made during the related Collection Period .....................................$              -
                                                                                                            ----------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
           Period ..........................................................................................$   2,236,904.71
                                                                                                            ----------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made ...................................................................................               -
                                                                                                            ----------------


V.   RESERVE ACCOUNT

     (a.)  Amount on deposit at the beginning of the related Collection Period .............................$              -
                                                                                                            ----------------
     (b.)  Reserve Account initial deposit .................................................................
                                                                                                            ----------------
     (c.)  Amount of interest earnings reinvested for the related Monthly Period ...........................$              -
                                                                                                            ----------------
     (d.)  Amounts used to cover shortfalls, if any, for the related Collection Period .....................            0.00
                                                                                                            ----------------
     (e.)  Amounts used as required in a Trigger Event, if any,  for the related
           Collection Period ...............................................................................$              -
                                                                                                            ----------------
     (f.)  Amounts transferred in from the Collection Account, if applicable (line 4) ......................$              -
                                                                                                            ----------------
     (g.)  Interest earnings for the related Monthly Period ................................................
                                                                                                            ----------------
     (h.)  Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ..........................................................................
                                                                                                            ----------------
     (i.)  Amount on deposit at the end of the related Collection Period ...................................$              -
                                                                                                            ----------------

     (j.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period? Y or N .....................................................               N
                                                                                                            ----------------




VI.  ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments ............................................................$   1,444,431.62
                                                                                                            ----------------
     (b.)  Add:  Amount of Advance Payments collected during the related Collection
           Period ..........................................................................................$   1,145,163.69
                                                                                                            ----------------
     (c.)  Add:  Investment earnings for the related Collection Period ,....................................$              -
                                                                                                            ----------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ....................$   1,198,119.92
                                                                                                            ----------------
     (e.)  Ending aggregate Advance Payments ...............................................................$   1,391,475.39
                                                                                                            ----------------




     ADVANTA BANK CORP., AS SERVICER

     BY:    /s/ MARK SHAPIRO

     TITLE: Asst. V.P. Structured Finance
            -----------------------------

     DATE:  08/12/02
            --------


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